Exhibit 99.1

Jabil Delivers Record Quarterly Results

Raises FY20 Outlook Based on Nice Start to the Year

ST. PETERSBURG, Fla. – December 17, 2019 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its first quarter of fiscal year 2020.

“Our first quarter results reflect exceptional execution across all of our businesses,” said CEO Mark Mondello. “Our team delivered strong revenue and achieved our margin target enabling us to drive core EPS well-above expectations,” he added.

First Quarter of Fiscal Year 2020 Highlights:

•	Net revenue: $7.5 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 3 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 26 percent

•	U.S. GAAP operating income: $152.8 million

•	U.S. GAAP diluted earnings per share: $0.26

•	Core operating income (Non-GAAP): $277.3 million

•	Core diluted earnings per share (Non-GAAP): $1.05

Second Quarter of Fiscal Year 2020 Outlook:

• Net revenue	$6.0 billion to $6.7 billion

• U.S. GAAP operating income	$70 million to $189 million

• U.S. GAAP diluted earnings per share	$0.09 to $0.40 per diluted share

• Core operating income (Non-GAAP) (1)	$155 million to $255 million

• Core diluted earnings per share (Non-GAAP) (1)	$0.62 to $0.82 per diluted share

• Diversified Manufacturing Services revenue	Increase 4 percent year-on-year

• Electronics Manufacturing Services revenue	Increase 5 percent year-on-year

• Total company revenue	Increase 5 percent year-on-year

Fiscal Year 2020 Updated Outlook:

“In September, we outlined a strategic plan that focused on providing world-class solutions for our customers and value for our shareholders through a better ‘mix and balance’ of business. Today, I’m pleased to report our strategy remains intact and our plan is working well, as reflected by our first quarter results,” added Mondello.

“Given the nice start to the year, we now believe FY20 revenue will be in the neighborhood of $26.7 billion, while our outlook for core EPS increases from $3.45 to $3.60,” continued Mondello.

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $13.0 million for amortization of intangibles (or $0.08 per diluted share), $17.0 million for stock-based compensation expense and related charges (or $0.10 per diluted share), $45.0 million to $30.0 million for restructuring and related charges (or $0.29 to $0.20 per diluted share) and $10.0 million to $6.0 million for acquisition and integration charges (or $0.06 to $0.04 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, impairment on securities, restructuring of securities loss, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our first quarter of fiscal year 2020 and our guidance for future financial performance in our second quarter of fiscal year 2020 (including, net revenue, total company and segment revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges and acquisition and integration charges). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our first quarter of fiscal year 2020 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines in customer demand and other related customer challenges that may occur; changes in technology; the occurrence of, success and expected financial results from, product ramps; competition; our ability to maintain and improve costs, quality and delivery for our customers; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; performance in the markets in which we operate; and adverse changes in political conditions, in the U.S. and internationally, including, among others, adverse changes in tax laws and rates and our ability to estimate and manage their impact. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2019 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the first quarter of fiscal year 2020. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider that delivers comprehensive design, manufacturing, supply chain and product management services. Leveraging the power of over 200,000 people across 100 sites strategically located around the world, Jabil simplifies complexity and delivers value in a broad range of industries, enabling innovation, growth and customer success. For more information, visit jabil.com

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 803-5772

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 803-3534

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	November 30, 2019 (unaudited)	August 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$719,842	$1,163,343
Accounts receivable, net	3,596,145	2,745,226
Contract assets	1,060,580	911,940
Inventories, net	3,342,198	3,023,003
Prepaid expenses and other current assets	533,466	501,573

Total current assets	9,252,231	8,345,085
Property, plant and equipment, net	3,450,211	3,333,750
Operating lease right-of-use asset	405,895	—
Goodwill and intangible assets, net	919,240	879,108
Deferred income taxes	203,945	198,827
Other assets	213,441	213,705

Total assets	$14,444,963	$12,970,475

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$375,180	$375,181
Accounts payable	5,920,277	5,166,780
Accrued expenses	3,167,951	2,990,144
Current operating lease liabilities	98,640	—

Total current liabilities	9,562,048	8,532,105
Notes payable and long-term debt, less current installments	2,115,715	2,121,284
Other liabilities	319,369	163,821
Non-current operating lease liabilities	337,981	—
Income tax liabilities	143,187	136,689
Deferred income taxes	117,370	115,818

Total liabilities	12,595,670	11,069,717

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	262	260
Additional paid-in capital	2,332,307	2,304,552
Retained earnings	2,064,758	2,037,037
Accumulated other comprehensive loss	(74,322)	(82,794)
Treasury stock, at cost	(2,487,319)	(2,371,612)

Total Jabil Inc. stockholders’ equity	1,835,686	1,887,443
Noncontrolling interests	13,607	13,315

Total equity	1,849,293	1,900,758

Total liabilities and equity	$14,444,963	$12,970,475

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30, 2019	November 30, 2018
Net revenue	$7,505,698	$6,506,275
Cost of revenue	6,951,859	5,986,625

Gross profit	553,839	519,650
Operating expenses:
Selling, general and administrative	328,899	278,126
Research and development	10,770	11,143
Amortization of intangibles	16,140	7,646
Restructuring and related charges	45,251	6,025

Operating income	152,779	216,710
Interest and other, net	50,139	51,823

Income before income tax	102,640	164,887
Income tax expense	61,926	40,813

Net income	40,714	124,074
Net income attributable to noncontrolling interests, net of tax	292	474

Net income attributable to Jabil Inc.	$40,422	$123,600

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$0.26	$0.77

Diluted	$0.26	$0.76

Weighted average shares outstanding:
Basic	153,100	161,557

Diluted	156,462	163,670

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three months ended
	November 30, 2019	November 30, 2018
Cash flows provided by (used in) operating activities:
Net income	$40,714	$124,074
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	202,859	188,836
Restructuring and related charges	18,347	184
Recognition of stock-based compensation expense and related charges	30,223	17,249
Deferred income taxes	(6,645)	4,371
Provision for allowance for doubtful accounts	10,413	856
Other, net	1,179	43,426
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(863,210)	(600,630)
Contract assets	(68,322)	(761,910)
Inventories	(286,775)	242,506
Prepaid expenses and other current assets	(31,413)	(103,040)
Other assets	(8,162)	(2,528)
Accounts payable, accrued expenses and other liabilities	981,736	754,913

Net cash provided by (used in) operating activities	20,944	(91,693)

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(230,393)	(231,513)
Proceeds and advances from sale of property, plant and equipment	23,209	10,227
Cash paid for business and intangible asset acquisitions, net of cash	(116,767)	—
Cash receipts on sold receivables	—	96,846
Other, net	(1,779)	(6,812)

Net cash used in investing activities	(325,730)	(131,252)

Cash flows used in financing activities:
Borrowings under debt agreements	1,779,801	3,071,559
Payments toward debt agreements	(1,787,243)	(3,078,197)
Payments to acquire treasury stock	(96,390)	(204,587)
Dividends paid to stockholders	(13,731)	(14,528)
Treasury stock minimum tax withholding related to vesting of restricted stock	(19,317)	(9,715)
Other, net	—	8

Net cash used in financing activities	(136,880)	(235,460)

Effect of exchange rate changes on cash and cash equivalents	(1,835)	4,865

Net decrease in cash and cash equivalents	(443,501)	(453,540)
Cash and cash equivalents at beginning of period	1,163,343	1,257,949

Cash and cash equivalents at end of period	$719,842	$804,409

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30, 2019	November 30, 2018
Operating income (U.S. GAAP)	$152,779	$216,710

Amortization of intangibles	16,140	7,646
Stock-based compensation expense and related charges	30,223	17,249
Restructuring and related charges	45,251	6,025
Distressed customer charge	14,963	—
Net periodic benefit cost (1)	1,825	—
Business interruption and impairment charges, net	—	(2,860)
Acquisition and integration charges	16,134	8,890

Adjustments to operating income	124,536	36,950

Core operating income (Non-GAAP)	$277,315	$253,660

Net income attributable to Jabil Inc. (U.S. GAAP)	$40,422	$123,600
Adjustments to operating income	124,536	36,950
Net periodic benefit cost (1)	(1,825)	—
Adjustments for taxes(2)	497	(13,743)

Core earnings (Non-GAAP)	$163,630	$146,807

Diluted earnings per share (U.S. GAAP)	$0.26	$0.76

Diluted core earnings per share (Non-GAAP)	$1.05	$0.90

Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	156,462	163,670

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

(2)	The three months ended November 30, 2018 includes a $13.3 million income tax benefit for the effects of the Tax Act.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Three months ended
	November 30, 2019	November 30, 2018(1)
Net cash provided by (used in) operating activities (U.S. GAAP)	$20,944	$(91,693)
Cash receipts on sold receivables	—	96,846
Acquisition of property, plant and equipment	(230,393)	(231,513)
Proceeds and advances from sale of property, plant and equipment	23,209	10,227

Adjusted free cash flow (Non-GAAP)	$(186,240)	$(216,133)

(1)

In fiscal year 2019, the adoption of Accounting Standards Update (“ASU”) 2016-15, “Classification of Certain Cash Receipts and Cash Payments” resulted in a reclassification of cash flows from operating activities to investing activities for cash receipts for the deferred purchase price receivable on asset-backed securitization transactions. The adoption of this standard does not reflect a change in the underlying business or activities. The effects of this change are applied retrospectively to all prior periods.